                                                                    EXHIBIT 10.3

                                ARTICLE OF MERGER
                                       OF
                        SIERRA SILVER-LEAD MINING COMPANY
                                       AND
                              ATLAS MINING COMPANY


Pursuant to the provisions of the Idaho Business Corporation Act, Part 30-1-1105, the undersigned corporations hereby submit the following Articles of Merger for filing for the purpose of merging Sierra Silver-Lead Mining Company, an Idaho corporation ("Sierra"), into Atlas Mining Company, an Idaho corporation ("Atlas").

                                    ARTICLE I

The Plan of Merger of Sierra into Atlas is attached as Exhibit A.

                                   ARTICLE II

The merger was duly approved by the shareholders of Sierra. There is only one class of Sierra stock outstanding.

Designation              Outstanding Shares  Shares Voted for Merger     Percent
-----------------------  ------------------  -----------------------     -------
Common Stock             2,594,540           1,304,962                   50.45%

                                   ARTICLE III

Approval of the Atlas shareholders was not required to approve the merger.

Dated the 14th day of October, 1998.

ATLAS MINING COMPANY                           ATLAS MINING COMPANY


By: /S/ William T. Jacobson                    By: /S/ Kurt Hoffman
   ------------------------                        --------------------
   William T. Jacobson, President                  Kurt Hoffman, Secretary

SIERRA SILVER-LEAD MINING COMPANY              SIERRA SILVER-LEAD MINING
                                                       COMPANY


By: /S/ Donald C. Springer                     By: /S/ R. M. MacPhee
    --------------------------                     ---------------------
   Donald C. Springer, President                   R. M. MacPhee, Secretary

                                 PLAN OF MERGER

         This Plan of Merger is made and entered into this 20th day of August, 1998, by and between Sierra Silver-Lead Mining Company (Sierra), and Atlas Mining Company (Atlas), both Idaho corporations.

         Sierra Silver-Lead Mining Company is a corporation organized and existing under the laws of the State of Idaho and has authorized capital stock consisting of 6,000,000 shares of fully paid, nonassessable stock with .10 par value, of which 2,594,540 shares are issued and outstanding, and held by 157 shareholders.

         Atlas Mining Company is a corporation organized and existing under the laws of the State of Idaho and has authorized capital stock consisting of 6,000,000 shares of fully outstanding, and held by 157 shareholders.

         The Board of Directors of Sierra and Atlas, respectively, deem it advisable for Sierra to merge into and with Atlas.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, Sierra and Atlas hereby agree to the following Plan of Merger.

         1. NAMES OF CONSTITUENT CORPORATIONS. Sierra will merge with and into Atlas. Atlas Mining Company will be the Surviving Corporation.

         2. TERMS AND CONDITIONS OF MERGER. The effective date of merger shall be the date upon which the Articles of Merger are filed with the Secretary of State. Upon the effective date of the merger: the separate corporate existence of Sierra shall cease; title to all real estate and other property owned by Sierra shall be vested in Atlas without reversion or impairment; and the Surviving Corporation (Atlas) shall have all liabilities of Sierra. Any proceedings pending by or against Sierra or Atlas may be continued as if such merger did not occur, or the surviving Corporation may be substituted in the proceeding for Sierra.

         3. GOVERNING LAW. The laws of the State of Idaho shall govern the Surviving Corporation.

         4. NAME. The name of the Surviving Corporation shall be Atlas Mining Company.

         5. REGISTERED OFFICE. The address of the Registered office of the Surviving Corporation shall be 416 River Street, Wallace, Idaho 83873.

         6. ACCOUNTING. The assets and liabilities of Sierra as of the effective date of the merger shall be taken up on the books of the Surviving Corporation at the amounts at which they are carried at that time Or at the valuation as determined by the directors of each corporation.

         7. ARTICLES OF INCORPORATION AND BYLAWS. The Articles of Incorporation and Bylaws including any amendments of Atlas will remain the same except that an Article of Merger will be filed upon acceptance of the shareholders of Sierra.

         8. DIRECTORS. The directors of Atlas as of the effective date of the merger shall be the directors of the surviving Corporation until their respective successors are duly elected and qualified.

         9. MANNER AND BASIS OF CONVERTING SHARES. As of the effective date of the Merger:

         Each 3.76 shares of Sierra common stock, with a par value of .10 per share, Issued and outstanding shall continue to be one share of Atlas common stock with a par value of .10 per share.

         The Surviving Corporation shall convert or exchange each 3.76 shares of Sierra common stock for one share of the common stock of the Surviving Corporation; PROVIDED, however, that no fractional shares of the Surviving Corporation stock shall be issued. In the case of fractional shares, all fractions of one-half (.50) or more will be issued one share.

         Any shares of stock of Sierra in the Treasury of Sierra on the effective date of the merger shall be surrendered to the surviving Corporation for cancellation, and no shares of the Surviving Corporation shall be issued in respect thereof.

         On the effective date of the merger, holders of certificates of common stock in Sierra shall surrender them to the Surviving Corporation, or its Appointed agent, in such manner as legally required. Upon receipt of such certificate, the Surviving Corporation shall issue in exchange therefor a certificate of shares of common stock in the Surviving Corporation representing the number of shares of stock to which such holder shall be entitled as set forth above.

         In addition, such shareholder shall be entitled to receive any dividends on such shares of common stock of the surviving Corporation which may have been declared and paid between the effective date of the merger and the issuance to such shareholder of the certificate of such common stock.

         10. SHAREHOLDER APPROVAL. This Plan of Merger shall be submitted to the shareholders of Sierra for their approval in the manner provided under Idaho Code 30-1-1103, on or before September 30, 1998, or at such time as the Board of Directors of Sierra shall agree. After approval by a vote of the holders of the majority of the shares entitled to vote thereon, the Articles of Merger shall be filed as required by the laws of the State of Idaho.

         11. RIGHTS OF DISSENTING SHAREHOLDERS. Any shareholder of Sierra who has the right to dissent from this merger as provided in Idaho Code 30-1-1302, and who so dissents in accordance with the requirements of such part, shall be entitled, upon surrender of the certificate or certificates representing certificated shares or upon imposition of restrictions of transfer of uncertificated shares, to receive payment of the fair value of such shares as provided therein.

         12. COUNTERPARTS. This Plan of Merger may be executed in any number of counterparts, and all such counterparts and copies shall be and constitute an original instrument. IN WITNESS WHEREOF, this Plan of Merger has been adopted by the undersigned as of this 20th day of August, 1998.


SIERRA SILVER-LEAD MINING COMPANY



By: /S/ Donald C. Springer                      By: /S/ R. M. MacPhee
    --------------------------                      ---------------------
    Donald C. Springer, its President               R. M. MacPhee, Secretary



ATLAS MINING COMPANY


By: /S/ William T. Jacobson                    By: /S/ Kurt Hoffman
   ------------------------                        --------------------
   William T. Jacobson, its President              Kurt Hoffman, its Secretary